Exhibit 10.2

Foxtel Management Pty Limited
Each person named in Schedule 1
Multi Channel Network Pty Ltd
Commonwealth Bank of Australia

Deed of Amendment
(Multi-Option Facility Agreement)

The Allens contact for this document is Alan Maxton

Allens
Deutsche Bank Place
Corner Hunter and Phillip Streets
Sydney NSW 2000
T +61 2 9230 4000
F +61 2 9230 5333
www.allens.com.au

© Allens, Australia 2021

ME_182201093_1

Deed of Amendment

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Deed of Amendment

This Deed is made on	8 April 2021
Parties

1Foxtel Management Pty Limited (ABN 65 068 671 9389) of 5 Thomas Holt Drive, North Ryde, NSW, 2113 in its own capacity (Foxtel);
2Each person named in Schedule 1 (each an Original Borrower);
3Multi Channel Network Pty Ltd (ABN 72 077 436 974) of 5 Thomas Holt Drive, North Ryde, NSW, 2113 (an Additional Borrower); and
4Commonwealth Bank of Australia (ABN 48 123 123 124) of Darling Park, Tower 1, Level 21, 201 Sussex Street, Sydney NSW 2000 (the Lender).

Recitals

AThe Original Borrowers and the Lender are party to a multi-option facility agreement dated 30 June 2017 (as amended from time to time) (the Multi-Option Facility Agreement).

BThe parties wish to amend the Multi-Option Facility Agreement in the manner, and subject to the terms and conditions, set out in this Deed.
It is agreed as follows.

1Definitions and Interpretation

1.1Definitions
Definitions in the Amended MOFA (including by incorporation) apply in this Deed unless the context requires otherwise or the relevant term is defined in this Deed and the following definitions apply unless the context requires otherwise.
Amended MOFA means the Multi-Option Facility Agreement as amended in the manner set out in clause 2.
Effective Date means the later of the date of this Deed and the date on which the Lender confirms receipt of the documents and payment referred to in clause 3 in form and substance satisfactory to it.

1.2Interpretation
Clauses 1.3 (Currency symbols and definitions), 1.4 (Common Terms Deed Poll) and 1.5 (Multiple parties) of the Amended MOFA apply as if incorporated in this Deed.

2Amendment of MOFA
With effect from the Effective Date, the MOFA is amended as follows:
(a)the following definitions are included in Part B General Terms in alphabetical order:
"Deed of Amendment (MOFA) means the Deed of Amendment dated on or about 8 April 2021 between, among others, the Original Borrowers and the Original Lender.
Effective Date has the meaning given to that term in the Deed of Amendment (MOFA)."
(b)the definition of Margin in Part B General Terms is deleted and replaced with the following:

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"Margin

(a)Subject to paragraph (b), the Margin for a Loan will be determined by reference to the table below based on the Net Debt to EBITDA Ratio of the NXEA Consolidated Group as shown in the most recent Compliance Certificate delivered under clause 5.1 (Provision of information and reports) of the Common Terms Deed Poll as at the most recent Calculation Date.

Net Debt to EBITDA	Margin
above 3.0	3.25% p.a.
above 2.5 but ≤ 3.0	2.75% p.a.
above 2.0 but ≤ 2.5	2.50% p.a.
above 1.5 but ≤ 2.0	2.25% p.a.
≤1.5	2.00% p.a.
Any Margin adjustment will take effect on the first day of the next Interest Period for a Loan.

(b)Notwithstanding any other provision of this document, the applicable Margin for all Loans outstanding on the Effective Date in relation to the period on and from the Effective Date to the last day of the Interest Period during which a Compliance Certificate is given for the 30 June 2021 Calculation Date under clause 5.1 (Provision of information and reports) of the Common Terms Deed Poll will be 2.50% p.a."

(c)the definition of Termination Date in Part B General Conditions is deleted and replaced with the following:
"Termination Date means, for a Facility, 31 May 2024 or any earlier date on which the Facility is terminated or cancelled in accordance with this document or on which all the Money Owing becomes due and payable under this document."

3Conditions Precedent
Foxtel will arrange for:
(a)the Lender to be provided with copies of the following documents:
(i)(Verification Certificate) a certificate in relation to each Original Borrower and the Additional Borrower given by an officer of that Original Borrower or the Additional Borrower (as applicable), substantially in the form of Schedule 6 of the Common Terms Deed Poll;
(ii)(Deed of Amendment) a duly executed counterpart of this Deed;
(iii)(Lawyers' Opinions) a legal opinion of Allens, Australian legal advisers to the Original Borrowers and the Additional Borrower, in respect of this Deed;
(iv)(KYC) all documents and other evidence reasonably requested by the Lender prior to the date of this Deed in order for the Lender to carry out all necessary "know your customer" or other similar checks in relation to the Additional Borrower and each of its Authorised Officers under all applicable laws and regulations where such information is not already available to the recipient;
(v)(Common Terms Deed Poll) evidence that the Additional Borrower has become a Guarantor under the Common Terms Deed Poll; and

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(vi)(Effective Date) evidence that the Effective Date (as defined in the Amendment Agreement dated on or about the date of this Deed between Foxtel, Commonwealth Bank of Australia (as Facility Agent) and others) has occurred; and
(b)the payment of a fee of A$100,000 to the Lender.

4Finance Document
This Deed is a MOF Finance Document for the purposes of the Amended MOFA and a Finance Document for the purposes of the Common Terms Deed Poll.

5Amendments not to effect validity, rights, obligations
(a)The amendments in clause 2 do not affect the validity or enforceability of the Multi-Option Facility Agreement and except as specifically amended by this Deed, the provisions of the Multi-Option Facility Agreement remain in full force and effect.
(b)Nothing in this Deed:
(i)prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Multi-Option Facility Agreement before the amendments in clause 2 take effect; or
(ii)discharges, releases or otherwise affects any liability or obligation arising under the Multi-Option Facility Agreement before the amendments in clause 2 take effect.

6Affirmation
(a)Each Original Borrower represents and warrants on the date of this Deed that all its representations and warranties in clause 4 of the Amended CTDP (as defined in the Deed of Amendment (CTDP)) are true as though they had been made on that date in respect of the facts and circumstances then subsisting.
(b)Each Original Borrower represents and warrants on the date of this Deed that no Event of Default or Potential Event of Default subsists.
(c)Each Original Borrower acknowledges that the Lender is relying on this Deed (and on the representations and warranties in this clause 6) in continuing to provide financial accommodation to each Original Borrower and in consenting to the amendments in clause 2.

7Accession Letter
(a)On and from the Effective Date, the Additional Borrower agrees to become an 'Additional Borrower' and be bound by the terms of the Amended MOFA as an 'Additional Borrower' pursuant to clause 11.1 (Additional Borrowers) of the Amended MOFA.
(b)The Additional Borrower is a company duly incorporated under the laws of Australia.
(c)The Additional Borrower's administrative details are as follows:
Address: 5 Thomas Holt Drive, North Ryde NSW 2113
Attention: Chief Operating Officer
Facsimile: (02) 9813 7606

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(d)The parties agree that, on and from the Effective Date, this clause shall be taken to constitute an 'Accession Letter' for the purposes of the Amended MOFA and satisfies the requires of clause 11.1(a)(i) of the Amended MOFA.

8Severability of Provisions
Any provision of this Deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.

9Governing Law and Jurisdiction
This Deed is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

10Counterparts
This Deed may be executed in any number of counterparts, each executed by one or more parties. A party may do this by executing and electronically transmitting a copy to one or more others or their representative.

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Schedule 1
Original Borrowers

Name	ABN/ACN/ARBN	Address and Notice details
Foxtel Management Pty Limited	65 068 671 938	Address:	5 Thomas Holt Drive, North Ryde NSW 2113
		Attention:	Chief Operating Officer
		Facisimile:	(02) 9813 7606
Austar Entertainment Pty Limited	068 104 530	As above
Austar United Communications Pty Limited	087 695 707	As above
Customer Services Pty Limited	069 272 117	As above
Foxtel Finance Pty Limited	151 691 897	As above
Foxtel Australia Pty Limited	151 691 753	As above
XYZnetworks Pty Limited	066 812 119	As above

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Executed and delivered as a Deed.
Each attorney executing this Deed states that he has no notice of revocation or suspension of his power of attorney.

Original Borrowers

Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
Foxtel Management Pty Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
Austar Entertainment Pty Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
Austar United Communications Pty
Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

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Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
Customer Services Pty Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
Foxtel Finance Pty Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
Foxtel Australia Pty Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
XYZnetworks Pty Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

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Additional Borrower

Executed as a deed in accordance with
section 127 of the Corporations Act 2001 by
Multi Channel Network Pty Limited:

/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director/~~Secretary Signature

Patrick Delany	Lynette Ireland
Print Name	Print Name

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Lender

Signed Sealed and Delivered for
Commonwealth Bank of Australia by its
attorney under power of attorney in the
presence of:

/s/ Laiken Gladwell	/s/ Tim Bates
Witness Signature	Attorney Signature

Laiken Gladwell	Tim Bates
Print Name	Print Name

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